Restructuring charges and asset impairments	12 Months Ended
Mar. 31, 2014
Restructuring charges and asset impairments

27. Restructuring charges and asset impairments:

In February 2014, Toyota Motor Corporation and Toyota Motor Corporation Australia Ltd., its production and sales subsidiary in Australia, decided to end their vehicle and engine production in Australia by the end of 2017. In fiscal 2014, Toyota recorded costs and expenses of ¥83,073 million relating to the end of production in Australia in the automotive segment. These costs and expenses consist primarily of long-lived assets impairment charges of ¥47,190 million and other restructuring charges of ¥35,883 million. Toyota expects to incur additional charges each year from the year ending March 31, 2015 through the year 2017 which are not material to Toyota.